UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04165

AMERICAN CENTURY TARGET MATURITIES TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	9-30

Date of reporting period:	9-30-2011

ITEM 1.  REPORTS TO STOCKHOLDERS.

ANNUAL REPORT   SEPTEMBER 30, 2011

Zero Coupon 2015 Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	19
Report of Independent Registered Public Accounting Firm	20
Management	21
Approval of Management Agreement	24
Additional Information	29

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended September 30, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance, as well as the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

A Tale of Two Periods, Featuring a Second-Half Rally for Treasuries

Bolstered by recession concerns, a flight to quality, and the biggest quarterly U.S. Treasury market rally since the fourth quarter of 2008, U.S. government bonds (including zero-coupon securities) outperformed for the 12 months ended September 30, 2011, significantly exceeding broad equity index returns.

The 12-month picture was really a tale of two dramatically different periods. An initial six-month stretch of increased risk-taking by investors—inspired by economic stimulus, optimism, and recovery—switched over the late spring and summer of 2011 into a subsequent period of anti-risk retrenchment.

Investors’ risk tolerance reversed as recession fears re-emerged. A full-blown flight to safety ensued by mid-summer, sending U.S. Treasury yields to record lows, boosting the U.S. dollar, and undermining stock prices, both domestically and abroad. By September 30, the financial markets had priced in recessionary expectations.

Fundamental signs of economic resilience remained, however, particularly in corporate earnings, with potentially more monetary and fiscal stimuli on the way. The Federal Reserve resurrected “Operation Twist,” an attempt to further lower long-term interest rates, and the Obama administration worked to implement job-creation legislation.

We don’t think there will be a double-dip recession, but we do believe we face a period of slow, sub-par economic growth, with the likelihood of continued lower-than-average interest rates. It’s important to recognize, however, that the magnitude of the Treasury rally over the six months ended September 30, 2011, is unlikely to be repeated in coming months. We appreciate your continued trust in us during these uncertain times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Optimism Faded as Economy Weakened

The 12-month period between October 1, 2010, and September 30, 2011, began on a fairly upbeat note. In an attempt to boost the money supply and economic growth, the Federal Reserve (the Fed) launched its second round of quantitative easing (QE2), a strategy in which the Fed bought U.S. government securities. In addition, Congress voted to extend the prevailing income tax rates for two years, putting an end to tax-policy uncertainty that had gripped the financial markets.

The early optimism began eroding in 2011, however, as QE2 ended, and as rising food and fuel prices, manufacturing disruptions stemming from the earthquake in Japan, and mounting debt problems in Europe constrained global economic growth. In the U.S., the jobless rate remained high, the housing market remained depressed, and consumer confidence waned.

In late July, a contentious battle erupted over raising the U.S. debt ceiling. While an eventual agreement prevented a feared default, the process led to Standard & Poor’s downgrading U.S. long-term debt for the first time. Meanwhile, with economic conditions deteriorating, the Fed resurrected a stimulus strategy last used 50 years ago. With “Operation Twist,” the Fed will rebalance its securities portfolio in an attempt to reduce longer-term interest rates and keep shorter-term rates low. The Fed also committed to holding its federal funds rate target in a range of 0% to 0.25% until mid-2013.

Treasury Market Rallied

As the economy weakened, European sovereign-debt problems worsened, and fear and uncertainty escalated, investors inundated the safe-haven U.S. Treasury market. Treasury yields declined across the board, pushing prices and total returns upward. The rally was particularly strong among long-term Treasuries, as evidenced by total returns of 19.89% for the 30-year bond and 9.31% for the 10-year note for the 12-month period (Barclays Capital U.S. Treasury Bellwethers), compared with 5.97% for the Treasury market as a whole (Barclays Capital U.S. Treasury Bond Index). Credit-sensitive, higher-risk bonds underperformed Treasuries for the period, falling out of investor favor as the flight to quality gathered momentum.

Zero-Coupon Treasury Total Returns
For the 12 months ended September 30, 2011
11/15/2015 STRIPS Issue	4.12%
11/15/2020 STRIPS Issue	11.57%
11/15/2025 STRIPS Issue	15.46%

3

Performance

Total Returns as of September 30, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BTFTX	3.95%	7.55%	7.27%	9.10%	9/1/86
11/15/2015 STRIPS Issue	—	4.12%	8.20%	7.70%	8.97%(1)	—
BofA Merrill Lynch 10+ Year U.S. Treasury Index	—	16.52%	10.59%	8.47%	8.79%(1)	—
Advisor Class	ACTTX	3.69%	7.28%	7.01%	7.75%	7/23/99

(1)	Since 8/31/86, the date nearest the Investor Class’s inception for which data are available.

Growth of $10,000 Over 10 Years
$10,000 investment made September 30, 2001

Total Annual Fund Operating Expenses
Investor Class	Advisor Class
0.57%	0.82%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Brian Howell, Jim Platz, and Bob Gahagan

Performance Summary

Zero Coupon 2015 returned 3.95%* for the 12 months ended September 30, 2011. By comparison, the portfolio’s benchmark, a coupon-based Treasury STRIPS issue maturing on November 15, 2015, returned 4.12%. The portfolio’s returns are reduced by operating expenses, while benchmark returns are not.

Economic data early in the period suggested the recovery from the Great Recession was intact, despite lingering headwinds from the labor and housing markets. In this environment, riskier segments of the fixed-income market—those offering potentially higher yields and total returns than Treasury securities—generally outperformed Treasuries. As an indication of investors’ preference for risk, in the first six months of the period, high-yield corporate bonds posted a total return of 7.23% (Barclays Capital U.S. Corporate High-Yield Bond Index), outperforming all other fixed-income sectors, including U.S. Treasuries, which returned -2.79% (Barclays Capital U.S. Treasury Bond Index).

Beginning in spring 2011, investors began questioning the sustainability of the economic recovery. Soaring oil prices and the release of weaker manufacturing, spending and other economic data supported these fears, and investors shifted their focus away from risk and toward relative safety. Yields on Treasury securities tumbled, and late in the period the Treasury market experienced its biggest rally since the fourth quarter of 2008. As an example of investor’s renewed preference for safety, in the final six months of the period, high-yield bonds posted a total return of -5.08%, compared with 9.02% for Treasuries, according to Barclays Capital. Similarly, for the entire 12-month period, Treasuries outperformed high-yield bonds and the other major fixed-income sectors.

Overall, sector allocation was the main contributor to the portfolio’s underperformance relative to the benchmark. In particular, allocations to high-quality non-Treasury zero-coupon bonds (zeros) lagged their Treasury STRIPS counterparts. Treasury securities generally outperformed all non-Treasury securities during the period, due to a flight to quality that gathered momentum during the summer months. In absolute terms, the portfolio and its benchmark benefited from the period’s declining interest rate environment. Treasury zeros and other high-quality zeros have a higher degree of interest-rate sensitivity than coupon-paying bonds of similar maturities. In a falling-rate environment, this translates to greater price increases.

*All fund returns referenced in this commentary are for Investor Class shares.

5

Portfolio Strategy

We continued to look for what we believed were attractive relative values among the universe of zeros in which Zero Coupon 2015 invests—primarily Treasury STRIPS, Treasury-equivalent zeros, and, to a lesser degree, government agency zeros. These securities are “stripped” and packaged into their component parts, including the series of coupon payments and the ultimate principal repayment.

We seek to take advantage of spread movements, or changes in yield differences, between Treasury STRIPS and non-Treasury zeros. Spreads widened during the period (Treasury yields decreased and prices increased, relative to yields on non-Treasury securities), due to growing demand for Treasuries in the weakening economic and uncertain market environments. Our positions in non-Treasury zeros detracted slightly from relative performance.

We continue to believe our non-Treasury zeros offer attractive long-term return potential, and we expect these securities will have a favorable impact on the portfolio’s anticipated value at maturity (AVM). By prospectus mandate, we may invest up to 20% of the portfolio’s assets in agency zero-coupon bonds. Our allocation to agency zeros at the end of September 2011 was approximately 12%, compared with 13% at the end of September 2010.

Outlook

We believe weak economic growth and Federal Reserve (Fed) policies should help keep Treasury yields low into 2012. The weak economy, combined with recent action from the Fed to stimulate the economy by pushing longer-term interest rates lower, may lead to continued strong demand for government securities. In this environment, we plan to maintain our focus on identifying the best relative values within the portfolio’s universe of zeros. We actively apply a multi-step process that includes security selection, portfolio construction and attribution analysis, while tracking long-term market trends to help us identify attractively priced securities.

Zero Coupon 2015 is not an asset allocation retirement fund. The date refers to when the bonds will mature. The principal value of the fund is not guaranteed at any time, including at the target date. The fund’s Anticipated Value at Maturity (AVM—see next page), though not guaranteed, provides what we believe is an appropriate estimate of the fund’s value at the target date.

6

Fund Characteristics

SEPTEMBER 30, 2011
Portfolio at a Glance
Anticipated Annual Growth Rate (Investor Class)	0.46%
Weighted Average Maturity Date	11/29/15
Anticipated Value at Maturity (AVM) (Investor Class)(1)	$114.00
(1)See graph below.
Past performance is no guarantee of future results. Even if class shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Types of Investments in Portfolio	% of net assets
Treasury STRIPS	46.3%
REFCORP STRIPS	31.3%
Other Treasuries	9.8%
Total Treasuries and Equivalents	87.4%
Government Agency STRIPS	12.3%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	(0.1)%

Share Price vs. Anticipated Value at Maturity (Investor Class)

The top line in the graph represents the class’s Anticipated Value at Maturity (AVM), which fluctuates from day to day based on the fund’s weighted average maturity date. The bottom line represents the class’s historical share price, which is managed to grow over time to reach the class’s AVM. The AVM for other share classes will vary due to differences in fee structure. While this graph demonstrates the class’s expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period(1) 4/1/11 – 9/30/11	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,069.60	$2.91	0.56%
Advisor Class	$1,000	$1,068.30	$4.20	0.81%
Hypothetical
Investor Class	$1,000	$1,022.26	$2.84	0.56%
Advisor Class	$1,000	$1,021.01	$4.10	0.81%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

SEPTEMBER 30, 2011

	Principal Amount	Value
Zero-Coupon U.S. Treasury Securities and Equivalents(1) — 87.4%
Federal Judiciary, 0.00%, 2/15/14	$ 51,000	$ 49,514
STRIPS – COUPON, 0.00%, 5/15/14	1,500,000	1,484,707
Federal Judiciary, 0.00%, 2/15/15	5,485,000	5,216,389
STRIPS – COUPON, 0.00%, 2/15/15	9,650,000	9,458,264
AID (Israel), 0.00%, 5/1/15	10,000,000	9,641,480
AID (Israel), 0.00%, 5/15/15	2,350,000	2,264,171
STRIPS – COUPON, 0.00%, 5/15/15	17,158,000	16,758,167
REFCORP STRIPS – COUPON, 0.00%, 7/15/15	22,279,000	21,441,510
AID (Israel), 0.00%, 8/15/15	15,000,000	14,384,220
Federal Judiciary, 0.00%, 8/15/15	7,021,000	6,598,385
STRIPS – COUPON, 0.00%, 8/15/15	2,428,000	2,362,182
STRIPS – PRINCIPAL, 0.00%, 8/15/15	6,000,000	5,852,220
REFCORP STRIPS – COUPON, 0.00%, 10/15/15	31,598,000	30,290,570
STRIPS – COUPON, 0.00%, 11/15/15	84,931,000	82,286,079
STRIPS – PRINCIPAL, 0.00%, 11/15/15	33,250,000	32,293,896
REFCORP STRIPS – COUPON, 0.00%, 1/15/16	4,159,000	3,965,324
Federal Judiciary, 0.00%, 2/15/16	10,000	9,271
STRIPS – COUPON, 0.00%, 2/15/16	5,000,000	4,820,295
STRIPS – PRINCIPAL, 0.00%, 2/15/16	2,500,000	2,416,760
STRIPS – COUPON, 0.00%, 5/15/16	9,200,000	8,820,316
REFCORP STRIPS – COUPON, 0.00%, 7/15/16	28,091,000	26,443,688
STRIPS – COUPON, 0.00%, 8/15/16	11,000,000	10,481,801
REFCORP STRIPS – COUPON, 0.00%, 10/15/16	42,742,000	39,951,845
STRIPS – COUPON, 0.00%, 11/15/16	1,500,000	1,420,147
STRIPS – PRINCIPAL, 0.00%, 11/15/16	2,000,000	1,899,612
TOTAL ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $292,107,985)		340,610,813
Zero-Coupon U.S. Government Agency Securities(1) — 12.3%
FICO STRIPS – COUPON, 0.00%, 4/6/14	3,570,000	3,499,289
TVA STRIPS – COUPON, 0.00%, 5/1/14	150,000	145,796
FICO STRIPS – COUPON, 0.00%, 5/2/14	96,000	94,025
FICO STRIPS – COUPON, 0.00%, 10/5/14	22,000	21,433
FICO STRIPS – COUPON, 0.00%, 11/30/14	180,000	174,820
FICO STRIPS – COUPON, 0.00%, 2/8/15	7,681,000	7,431,099
FICO STRIPS – COUPON, 0.00%, 2/8/15	136,000	131,575
FICO STRIPS – COUPON, 0.00%, 4/6/15	3,038,000	2,930,610
FICO STRIPS – COUPON, 0.00%, 4/6/15	1,017,000	981,050
FNMA STRIPS – COUPON, 0.00%, 7/15/15	2,337,000	2,234,256
FHLMC STRIPS – COUPON, 0.00%, 9/15/15	3,500,000	3,309,023
TVA STRIPS – COUPON, 0.00%, 11/1/15	4,000,000	3,766,392
FICO STRIPS – COUPON, 0.00%, 11/2/15	52,000	49,599
FICO STRIPS – COUPON, 0.00%, 11/11/15	2,000,000	1,906,664
FNMA STRIPS – COUPON, 0.00%, 11/15/15	3,000,000	2,847,654
FICO STRIPS – COUPON, 0.00%, 12/6/15	190,000	180,848
FICO STRIPS – COUPON, 0.00%, 12/27/15	5,125,000	4,871,492
FICO STRIPS – COUPON, 0.00%, 6/6/16	5,000,000	4,698,700
FNMA STRIPS – COUPON, 0.00%, 11/15/16	9,250,000	8,531,802
TOTAL ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES (Cost $41,175,221)		47,806,127

10

	Shares	Value
Temporary Cash Investments — 0.4%
SSgA U.S. Government Money Market Fund (Cost $1,796,710)	1,796,710	$ 1,796,710
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $335,079,916)		390,213,650
OTHER ASSETS AND LIABILITIES — (0.1)%		(528,264)
TOTAL NET ASSETS — 100.0%		$389,685,386

Notes to Schedule of Investments

AID = Agency for International Development
Equivalent = Security whose principal payments are secured by the U.S. Treasury
FHLMC = Federal Home Loan Mortgage Corporation
FICO = Financing Corporation
FNMA = Federal National Mortgage Association
REFCORP = Resolution Funding Corporation
STRIPS = Separate Trading of Registered Interest and Principal of Securities
TVA = Tennessee Valley Authority

(1)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

SEPTEMBER 30, 2011
Assets
Investment securities, at value (cost of $335,079,916)	$390,213,650
Receivable for capital shares sold	187,809
390,401,459

Liabilities
Payable for capital shares redeemed	535,149
Accrued management fees	177,947
Distribution and service fees payable	2,977
716,073

Net Assets	$389,685,386

Net Assets Consist of:
Capital paid in	$324,178,100
Undistributed net investment income	9,472,277
Undistributed net realized gain	901,275
Net unrealized appreciation	55,133,734
$389,685,386

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$375,213,944	3,355,298	$111.83
Advisor Class	$14,471,442	133,370	$108.51

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED SEPTEMBER 30, 2011
Investment Income (Loss)
Income:
Interest	$14,597,963

Expenses:
Management fees	1,958,710
Distribution and service fees	29,705
Trustees’ fees and expenses	21,767
2,010,182

Net investment income (loss)	12,587,781

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	1,047,866
Change in net unrealized appreciation (depreciation) on investments	138,423
Net realized and unrealized gain (loss)	1,186,289

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,774,070

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED SEPTEMBER 30, 2011 AND SEPTEMBER 30, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$12,587,781	$11,881,554
Net realized gain (loss)	1,047,866	7,875,335
Change in net unrealized appreciation (depreciation)	138,423	14,291,449
Net increase (decrease) in net assets resulting from operations	13,774,070	34,048,338

Distributions to Shareholders
From net investment income:
Investor Class	(11,524,820)	(12,227,501)
Advisor Class	(403,495)	(755,343)
From net realized gains:
Investor Class	(3,884,569)	(11,654,758)
Advisor Class	(146,425)	(764,531)
Decrease in net assets from distributions	(15,959,309)	(25,402,133)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	20,253,884	47,315,228

Net increase (decrease) in net assets	18,068,645	55,961,433

Net Assets
Beginning of period	371,616,741	315,655,308
End of period	$389,685,386	$371,616,741

Undistributed net investment income	$9,472,277	$8,812,811

See Notes to Financial Statements.

14

Notes to Financial Statements

SEPTEMBER 30, 2011

1. Organization

American Century Target Maturities Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Zero Coupon 2015 Fund (formerly Target 2015 Fund) (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek the highest return consistent with investment in U.S. Treasury securities. The fund pursues its objective by investing primarily in zero-coupon U.S. Treasury securities and their equivalents, and may invest up to 20% of its assets in AAA-rated zero-coupon U.S. government agency securities. The fund is managed to mature in the year identified in its name and will be liquidated near the end of its maturity year.

The fund is authorized to issue the Investor Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated bid as provided by independent pricing services or at the most recent bid as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated bid as provided by an independent pricing service. Evaluated bid prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts.

15

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Reverse Share Splits — When the fund pays a distribution, the trustees declare a reverse share split that exactly offsets the per-share amount of the distribution. After taking into account the reverse share split, a shareholder reinvesting dividends and capital gain distributions will hold exactly the same number of shares owned prior to the distribution and reverse share split. A shareholder electing to receive dividends in cash will own fewer shares.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2425% to 0.3600% and the rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class and Advisor Class. The effective annual management fee for each class for the year ended September 30, 2011 was 0.55%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for the Advisor Class (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the Advisor Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended September 30, 2011 are detailed in the Statement of Operations.

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Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended September 30, 2011 were $71,086,993 and $67,385,203, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended September 30, 2011		Year ended September 30, 2010
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,374,975	$148,701,889	1,695,519	$172,316,139
Issued in reinvestment of distributions	148,392	14,727,859	249,949	22,515,435
Redeemed	(1,344,862)	(144,618,845)	(1,416,920)	(141,433,964)
Reverse share split	(155,094)	—	(263,852)	—
	23,411	18,810,903	264,696	53,397,610
Advisor Class
Sold	48,579	5,199,659	33,085	3,232,216
Issued in reinvestment of distributions	5,580	539,167	13,599	1,194,519
Redeemed	(41,320)	(4,295,845)	(109,254)	(10,509,117)
Reverse share split	(5,686)	—	(16,994)	—
	7,153	1,442,981	(79,564)	(6,082,382)
Net increase (decrease)	30,564	$20,253,884	185,132	$47,315,228

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Zero-Coupon U.S. Treasury Securities and Equivalents	—	$340,610,813	—
Zero-Coupon U.S. Government Agency Securities	—	47,806,127	—
Temporary Cash Investments	$1,796,710	—	—
Total Value of Investment Securities	$1,796,710	$388,416,940	—

7. Federal Tax Information

The tax character of distributions paid during the years ended September 30, 2011 and September 30, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$11,928,315	$13,701,011
Long-term capital gains	$4,030,994	$11,701,122

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$335,197,685
Gross tax appreciation of investments	$55,015,965
Gross tax depreciation of investments	—
Net tax appreciation (depreciation) of investments	$55,015,965
Undistributed ordinary income	$9,472,277
Accumulated long-term gains	$1,019,044

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended September 30
Per-Share Data											Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations:			Distributions From:			Reverse Share Split	Net Asset Value, End of Period	Total Return(2)	Ratio to Average Net Assets of:		Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
		Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions				Operating Expenses	Net Investment Income (Loss)
Investor Class
2011	$107.57	3.81	0.45	4.26	(3.66)	(1.23)	(4.89)	4.89	$111.83	3.95%	0.56%	3.54%	19%	$375,214
2010	$96.59	3.86	7.12	10.98	(4.22)	(4.02)	(8.24)	8.24	$107.57	11.36%	0.57%	3.84%	33%	$358,410
2009	$90.32	3.85	2.42	6.27	(3.62)	(1.12)	(4.74)	4.74	$96.59	6.94%	0.57%	4.09%	21%	$296,272
2008	$81.79	3.91	4.62	8.53	(3.62)	—	(3.62)	3.62	$90.32	10.43%	0.57%	4.43%	30%	$320,410
2007	$77.69	3.95	0.15	4.10	(3.82)	—	(3.82)	3.82	$81.79	5.28%	0.57%	5.01%	21%	$227,923
Advisor Class
2011	$104.64	3.44	0.43	3.87	(3.40)	(1.23)	(4.63)	4.63	$108.51	3.69%	0.81%	3.29%	19%	$14,471
2010	$94.19	3.53	6.92	10.45	(3.97)	(4.02)	(7.99)	7.99	$104.64	11.09%	0.82%	3.59%	33%	$13,207
2009	$88.30	3.53	2.36	5.89	(3.38)	(1.12)	(4.50)	4.50	$94.19	6.67%	0.82%	3.84%	21%	$19,383
2008	$80.16	3.60	4.54	8.14	(3.41)	—	(3.41)	3.41	$88.30	10.15%	0.82%	4.18%	30%	$33,907
2007	$76.33	3.70	0.13	3.83	(3.63)	—	(3.63)	3.63	$80.16	5.01%	0.82%	4.76%	21%	$9,506

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Target Maturities Trust and Shareholders of the Zero Coupon 2015 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Zero Coupon 2015 Fund (one of the three funds in the American Century Target Maturities Trust, hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
November 21, 2011

20

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services) (2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (asset management firm) (2004 to 2006)	40	None
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
John Freidenrich (1937)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None

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(Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief
Administrative Officer, ACC (February 2006 to February 2007); Executive
Vice President, ACC (November 2005 to February 2007). Also serves as:
Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM;
Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007
to present); President, ACS (October 2007 to present); Managing Director,
Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain
ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August
2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century funds
(July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November
2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Approval of Management Agreement

At a meeting held on June 28, 2011, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

●	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

●	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

●
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

●	data comparing the cost of owning the Fund to the cost of owning similar funds;

●	the Advisor’s compliance policies, procedures, and regulatory experience;

●	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

●	data comparing services provided and charges to other investment management clients of the Advisor; and

●	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

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Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

●	constructing and designing the Fund

●	portfolio research and security selection

●	initial capitalization/funding

●	securities trading

●	Fund administration

●	custody of Fund assets

●	daily valuation of the Fund’s portfolio

●	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

●	legal services

●	regulatory and portfolio compliance

●	financial reporting

●	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups

25

of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

26

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

27

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $4,030,994, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended September 30, 2011.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Target Maturities Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-73689   1111

ANNUAL REPORT   SEPTEMBER 30, 2011

Zero Coupon 2020 Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	19
Report of Independent Registered Public Accounting Firm	20
Management	21
Approval of Management Agreement	24
Additional Information	29

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended September 30, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance, as well as the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

A Tale of Two Periods, Featuring a Second-Half Rally for Treasuries

Bolstered by recession concerns, a flight to quality, and the biggest quarterly U.S. Treasury market rally since the fourth quarter of 2008, U.S. government bonds (including zero-coupon securities) outperformed for the 12 months ended September 30, 2011, significantly exceeding broad equity index returns.

The 12-month picture was really a tale of two dramatically different periods. An initial six-month stretch of increased risk-taking by investors—inspired by economic stimulus, optimism, and recovery—switched over the late spring and summer of 2011 into a subsequent period of anti-risk retrenchment.

Investors’ risk tolerance reversed as recession fears re-emerged. A full-blown flight to safety ensued by mid-summer, sending U.S. Treasury yields to record lows, boosting the U.S. dollar, and undermining stock prices, both domestically and abroad. By September 30, the financial markets had priced in recessionary expectations.

Fundamental signs of economic resilience remained, however, particularly in corporate earnings, with potentially more monetary and fiscal stimuli on the way. The Federal Reserve resurrected “Operation Twist,” an attempt to further lower long-term interest rates, and the Obama administration worked to implement job-creation legislation.

We don’t think there will be a double-dip recession, but we do believe we face a period of slow, sub-par economic growth, with the likelihood of continued lower-than-average interest rates. It’s important to recognize, however, that the magnitude of the Treasury rally over the six months ended September 30, 2011, is unlikely to be repeated in coming months. We appreciate your continued trust in us during these uncertain times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Optimism Faded as Economy Weakened

The 12-month period between October 1, 2010, and September 30, 2011, began on a fairly upbeat note. In an attempt to boost the money supply and economic growth, the Federal Reserve (the Fed) launched its second round of quantitative easing (QE2), a strategy in which the Fed bought U.S. government securities. In addition, Congress voted to extend the prevailing income tax rates for two years, putting an end to tax-policy uncertainty that had gripped the financial markets.

The early optimism began eroding in 2011, however, as QE2 ended, and as rising food and fuel prices, manufacturing disruptions stemming from the earthquake in Japan, and mounting debt problems in Europe constrained global economic growth. In the U.S., the jobless rate remained high, the housing market remained depressed, and consumer confidence waned.

In late July, a contentious battle erupted over raising the U.S. debt ceiling. While an eventual agreement prevented a feared default, the process led to Standard & Poor’s downgrading U.S. long-term debt for the first time. Meanwhile, with economic conditions deteriorating, the Fed resurrected a stimulus strategy last used 50 years ago. With “Operation Twist,” the Fed will rebalance its securities portfolio in an attempt to reduce longer-term interest rates and keep shorter-term rates low. The Fed also committed to holding its federal funds rate target in a range of 0% to 0.25% until mid-2013.

Treasury Market Rallied

As the economy weakened, European sovereign-debt problems worsened, and fear and uncertainty escalated, investors inundated the safe-haven U.S. Treasury market. Treasury yields declined across the board, pushing prices and total returns upward. The rally was particularly strong among long-term Treasuries, as evidenced by total returns of 19.89% for the 30-year bond and 9.31% for the 10-year note for the 12-month period (Barclays Capital U.S. Treasury Bellwethers), compared with 5.97% for the Treasury market as a whole (Barclays Capital U.S. Treasury Bond Index). Credit-sensitive, higher-risk bonds underperformed Treasuries for the period, falling out of investor favor as the flight to quality gathered momentum.

Zero-Coupon Treasury Total Returns
For the 12 months ended September 30, 2011
11/15/2015 STRIPS Issue	4.12%
11/15/2020 STRIPS Issue	11.57%
11/15/2025 STRIPS Issue	15.46%

Performance

Total Returns as of September 30, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BTTTX	11.16%	9.64%	9.11%	9.89%	12/29/89
11/15/2020 STRIPS Issue	—	11.57%	10.66%	9.64%	10.14%(1)	—
BofA Merrill Lynch 10+ Year U.S. Treasury Index	—	16.52%	10.59%	8.47%	9.04%(1)	—
Advisor Class	ACTEX	10.89%	9.37%	8.84%	7.50%	10/19/98

(1)	Since 12/31/89, the date nearest the Investor Class’s inception for which data are available.

Growth of $10,000 Over 10 Years
$10,000 investment made September 30, 2001

Total Annual Fund Operating Expenses
Investor Class	Advisor Class
0.57%	0.82%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Portfolio Managers: Brian Howell, Jim Platz, and Bob Gahagan

Performance Summary

Zero Coupon 2020 returned 11.16%* for the 12 months ended September 30, 2011. By comparison, the portfolio’s benchmark, a coupon-based Treasury STRIPS issue maturing on November 15, 2020, returned 11.57%. The portfolio’s returns are reduced by operating expenses, while benchmark returns are not.

Economic data early in the period suggested the recovery from the Great Recession was intact, despite lingering headwinds from the labor and housing markets. In this environment, riskier segments of the fixed-income market—those offering potentially higher yields and total returns than Treasury securities—generally outperformed Treasuries. As an indication of investors’ preference for risk, in the first six months of the period, high-yield corporate bonds posted a total return of 7.23% (Barclays Capital U.S. Corporate High-Yield Bond Index), outperforming all other fixed-income sectors, including U.S. Treasuries, which returned -2.79% (Barclays Capital U.S. Treasury Bond Index).

Beginning in spring 2011, investors began questioning the sustainability of the economic recovery. Soaring oil prices and the release of weaker manufacturing, spending and other economic data supported these fears, and investors shifted their focus away from risk and toward relative safety. Yields on Treasury securities tumbled, and late in the period the Treasury market experienced its biggest rally since the fourth quarter of 2008. As an example of investor’s renewed preference for safety, in the final six months of the period, high-yield bonds posted a total return of -5.08%, compared with 9.02% for Treasuries, according to Barclays Capital. Similarly, for the entire 12-month period, Treasuries outperformed high-yield bonds and the other major fixed-income sectors.

Overall, sector allocation was the main contributor to the portfolio’s underperformance relative to the benchmark. In particular, allocations to high-quality non-Treasury zero-coupon bonds (zeros) lagged their Treasury STRIPS counterparts. Treasury securities generally outperformed all non-Treasury securities during the period, due to a flight to quality that gathered momentum during the summer months. In absolute terms, the portfolio and its benchmark benefited from the period’s declining interest rate environment. Treasury zeros and other high-quality zeros have a higher degree of interest-rate sensitivity than coupon-paying bonds of similar maturities. In a falling-rate environment, this translates to greater price increases.

Portfolio Strategy

We continued to look for what we believed were attractive relative values among the universe of zeros in which Zero Coupon 2020 invests—primarily Treasury STRIPS, Treasury-equivalent zeros, and, to a lesser degree, government agency zeros. These securities are “stripped” and packaged into their component parts, including the series of coupon payments and the ultimate principal repayment.

We seek to take advantage of spread movements, or changes in yield differences, between Treasury STRIPS and non-Treasury zeros. Spreads widened during the period (Treasury yields decreased and prices increased, relative to yields on non-Treasury securities), due to growing demand for Treasuries in the weakening economic and uncertain market environments. Our positions in non-Treasury zeros detracted slightly from relative performance.

We continue to believe our non-Treasury zeros offer attractive long-term return potential, and we expect these securities will have a favorable impact on the portfolio’s anticipated value at maturity (AVM). By prospectus mandate, we may invest up to 20% of the portfolio’s assets in agency zero-coupon bonds. Our allocation to agency zeros at the end of September 2011 was approximately 9%, unchanged from the end of September 2010.

Outlook

We believe weak economic growth and Federal Reserve (Fed) policies should help keep Treasury yields low into 2012. The weak economy, combined with recent action from the Fed to stimulate the economy by pushing longer-term interest rates lower, may lead to continued strong demand for government securities. In this environment, we plan to maintain our focus on identifying the best relative values within the portfolio’s universe of zeros. We actively apply a multi-step process that includes security selection, portfolio construction and attribution analysis, while tracking long-term market trends to help us identify attractively priced securities.

Zero Coupon 2020 is not an asset allocation retirement fund. The date refers to when the bonds will mature. The principal value of the fund is not guaranteed at any time, including at the target date. The fund’s Anticipated Value at Maturity (AVM—see next page), though not guaranteed, provides what we believe is an appropriate estimate of the fund’s value at the target date.

Fund Characteristics

SEPTEMBER 30, 2011
Portfolio at a Glance
Anticipated Annual Growth Rate (Investor Class)	1.58%
Weighted Average Maturity Date	10/8/20
Anticipated Value at Maturity (AVM) (Investor Class)(1)	$107.87
(1)See graph below.
Past performance is no guarantee of future results. Even if class shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Types of Investments in Portfolio	% of net assets
Treasury STRIPS	49.5%
REFCORP STRIPS	33.9%
Other Treasuries	5.5%
Total Treasuries and Equivalents	88.9%
Government Agency STRIPS	7.3%
Other Government Agencies	1.9%
Total Government Agencies	9.2%
Temporary Cash Investments	0.6%
Other Assets and Liabilities	1.3%

Share Price vs. Anticipated Value at Maturity (Investor Class)
The top line in the graph represents the class’s Anticipated Value at Maturity (AVM), which fluctuates from day to day based on the fund’s weighted average maturity date. The bottom line represents the class’s historical share price, which is managed to grow over time to reach the class’s AVM. The AVM for other share classes will vary due to differences in fee structure. While this graph demonstrates the class’s expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period(1) 4/1/11 – 9/30/11	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,186.30	$3.07	0.56%
Advisor Class	$1,000	$1,184.80	$4.44	0.81%
Hypothetical
Investor Class	$1,000	$1,022.26	$2.84	0.56%
Advisor Class	$1,000	$1,021.01	$4.10	0.81%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

SEPTEMBER 30, 2011

	Principal Amount	Value
Zero-Coupon U.S. Treasury Securities and Equivalents(1) — 88.9%
Federal Judiciary, 0.00%, 2/15/19	$ 306,000	$ 254,617
Federal Judiciary, 0.00%, 8/15/19	339,000	276,272
REFCORP STRIPS – COUPON, 0.00%, 10/15/19	630,000	534,967
REFCORP STRIPS – PRINCIPAL, 0.00%, 10/15/19	6,500,000	5,557,682
REFCORP STRIPS – COUPON, 0.00%, 1/15/20	14,674,000	12,345,222
REFCORP STRIPS – COUPON, 0.00%, 4/15/20	7,299,000	6,072,257
AID (Israel), 0.00%, 5/1/20	15,000,000	12,180,795
AID (Israel), 0.00%, 5/15/20	396,000	326,451
REFCORP STRIPS – COUPON, 0.00%, 7/15/20	25,918,000	21,329,970
REFCORP STRIPS – PRINCIPAL, 0.00%, 7/15/20	26,144,000	21,677,925
Federal Judiciary, 0.00%, 8/15/20	115,000	89,488
STRIPS – COUPON, 0.00%, 8/15/20	2,500,000	2,105,000
REFCORP STRIPS – COUPON, 0.00%, 10/15/20	12,059,000	9,833,270
REFCORP STRIPS – PRINCIPAL, 0.00%, 10/15/20	5,000,000	4,108,235
STRIPS – COUPON, 0.00%, 11/15/20	106,057,000	88,595,669
REFCORP STRIPS – COUPON, 0.00%, 1/15/21	16,789,000	13,569,928
REFCORP STRIPS – PRINCIPAL, 0.00%, 1/15/21	13,535,000	11,023,175
Federal Judiciary, 0.00%, 2/15/21	110,000	83,859
STRIPS – COUPON, 0.00%, 2/15/21	20,188,000	16,726,868
STRIPS – PRINCIPAL, 0.00%, 2/15/21	11,000,000	9,183,691
AID (Israel), 0.00%, 5/15/21	5,000,000	3,964,765
STRIPS – COUPON, 0.00%, 5/15/21	10,000,000	8,205,700

	Principal Amount/ Shares	Value
STRIPS – PRINCIPAL, 0.00%, 5/15/21	$13,250,000	$ 10,958,797
STRIPS – COUPON, 0.00%, 8/15/21	13,000,000	10,569,273
STRIPS – PRINCIPAL, 0.00%, 8/15/21	4,500,000	3,690,891
STRIPS – COUPON, 0.00%, 11/15/21	6,000,000	4,829,832
TOTAL ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $215,395,423)		278,094,599
Zero-Coupon U.S. Government Agency Securities(1) — 9.2%
FICO STRIPS – PRINCIPAL, 0.00%, 4/5/19	535,000	462,494
TVA STRIPS – COUPON, 0.00%, 5/1/19	11,000	9,269
FICO STRIPS – PRINCIPAL, 0.00%, 9/26/19	5,700,000	4,843,757
TVA STRIPS – COUPON, 0.00%, 11/1/19	9,000	7,450
FHLMC STRIPS – COUPON, 0.00%, 1/15/20	6,250,000	5,160,294
FNMA STRIPS – COUPON, 0.00%, 7/15/20	10,000,000	8,016,930
Government Trust Certificate, 0.00%, 4/1/21	7,683,000	5,822,008
FHLMC STRIPS – COUPON, 0.00%, 9/15/21	5,727,000	4,374,913
TOTAL ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES (Cost $22,344,057)		28,697,115
Temporary Cash Investments — 0.6%
SSgA U.S. Government Money Market Fund (Cost $1,954,936)	1,954,936	1,954,936
TOTAL INVESTMENT SECURITIES — 98.7% (Cost $239,694,416)		308,746,650
OTHER ASSETS AND LIABILITIES — 1.3%		4,117,999
TOTAL NET ASSETS — 100.0%		$312,864,649

Notes to Schedule of Investments

AID = Agency for International Development
Equivalent = Security whose principal payments are secured by the U.S. Treasury
FHLMC = Federal Home Loan Mortgage Corporation
FICO = Financing Corporation
FNMA = Federal National Mortgage Association
REFCORP = Resolution Funding Corporation
STRIPS = Separate Trading of Registered Interest and Principal of Securities
TVA = Tennessee Valley Authority

(1)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.

Statement of Assets and Liabilities

SEPTEMBER 30, 2011
Assets
Investment securities, at value (cost of $239,694,416)	$308,746,650
Receivable for capital shares sold	4,323,107
313,069,757

Liabilities
Payable for capital shares redeemed	68,885
Accrued management fees	134,151
Distribution and service fees payable	2,072
205,108

Net Assets	$312,864,649

Net Assets Consist of:
Capital paid in	$237,133,734
Undistributed net investment income	6,876,563
Accumulated net realized loss	(197,882)
Net unrealized appreciation	69,052,234
$312,864,649

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$302,577,912	3,234,169	$93.56
Advisor Class	$10,286,737	113,462	$90.66

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED SEPTEMBER 30, 2011
Investment Income (Loss)
Income:
Interest	$10,564,962

Expenses:
Management fees	1,356,522
Distribution and service fees	22,462
Trustees’ fees and expenses	14,923
1,393,907

Net investment income (loss)	9,171,055

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	266,312
Change in net unrealized appreciation (depreciation) on investments	17,878,695
Net realized and unrealized gain (loss)	18,145,007

Net Increase (Decrease) in Net Assets Resulting from Operations	$27,316,062

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED SEPTEMBER 30, 2011 AND SEPTEMBER 30, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$9,171,055	$8,338,931
Net realized gain (loss)	266,312	1,747,662
Change in net unrealized appreciation (depreciation)	17,878,695	21,978,615
Net increase (decrease) in net assets resulting from operations	27,316,062	32,065,208

Distributions to Shareholders
From net investment income:
Investor Class	(8,249,399)	(7,632,990)
Advisor Class	(297,733)	(435,704)
From net realized gains:
Investor Class	(1,696,756)	(8,729,237)
Advisor Class	(65,539)	(529,850)
Decrease in net assets from distributions	(10,309,427)	(17,327,781)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	23,859,070	64,197,453

Net increase (decrease) in net assets	40,865,705	78,934,880

Net Assets
Beginning of period	271,998,944	193,064,064
End of period	$312,864,649	$271,998,944

Undistributed net investment income	$6,876,563	$6,252,640

See Notes to Financial Statements.

Notes to Financial Statements

SEPTEMBER 30, 2011

1. Organization

American Century Target Maturities Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Zero Coupon 2020 Fund (formerly Target 2020 Fund) (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek the highest return consistent with investment in U.S. Treasury securities. The fund pursues its objective by investing primarily in zero-coupon U.S. Treasury securities and their equivalents, and may invest up to 20% of its assets in AAA-rated zero-coupon U.S. government agency securities. The fund is managed to mature in the year identified in its name and will be liquidated near the end of its maturity year.

The fund is authorized to issue the Investor Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated bid as provided by independent pricing services or at the most recent bid as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated bid as provided by an independent pricing service. Evaluated bid prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Reverse Share Splits — When the fund pays a distribution, the trustees declare a reverse share split that exactly offsets the per-share amount of the distribution. After taking into account the reverse share split, a shareholder reinvesting dividends and capital gain distributions will hold exactly the same number of shares owned prior to the distribution and reverse share split. A shareholder electing to receive dividends in cash will own fewer shares.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2425% to 0.3600% and the rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class and Advisor Class. The effective annual management fee for each class for the year ended September 30, 2011 was 0.55%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for the Advisor Class (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the Advisor Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended September 30, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended September 30, 2011 were $98,132,005 and $87,172,580, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended September 30, 2011		Year ended September 30, 2010
	Shares	Amount	Shares	Amount
Investor Class
Sold	2,201,889	$188,259,044	1,956,899	$150,940,380
Issued in reinvestment of distributions	128,677	9,529,795	240,355	15,824,905
Redeemed	(2,057,929)	(172,233,125)	(1,344,333)	(101,400,998)
Reverse share split	(134,041)	—	(247,790)	—
	138,596	25,555,714	605,131	65,364,287
Advisor Class
Sold	45,552	3,683,743	85,017	6,306,713
Issued in reinvestment of distributions	4,955	356,780	12,803	820,822
Redeemed	(72,306)	(5,737,167)	(109,449)	(8,294,369)
Reverse share split	(5,041)	—	(14,861)	—
	(26,840)	(1,696,644)	(26,490)	(1,166,834)
Net increase (decrease)	111,756	$23,859,070	578,641	$64,197,453

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

●	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

●
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

●	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Zero-Coupon U.S. Treasury Securities and Equivalents	—	$278,094,599	—
Zero-Coupon U.S. Government Agency Securities	—	28,697,115	—
Temporary Cash Investments	$1,954,936	—	—
Total Value of Investment Securities	$1,954,936	$306,791,714	—

7. Federal Tax Information

The tax character of distributions paid during the years ended September 30, 2011 and September 30, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$8,547,132	$8,080,053
Long-term capital gains	$1,762,295	$9,247,728

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$240,012,498
Gross tax appreciation of investments	$68,734,152
Gross tax depreciation of investments	—
Net tax appreciation (depreciation) of investments	$68,734,152
Undistributed ordinary income	$6,876,563
Accumulated long-term gains	$120,200

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

Financial Highlights

For a Share Outstanding Throughout the Years Ended September 30
Per-Share Data											Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations:			Distributions From:			Reverse Share Split	Net Asset Value, End of Period	Total Return(2)	Ratio to Average Net Assets of:		Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
		Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions				Operating Expenses	Net Investment Income (Loss)
Investor Class
2011	$84.16	3.09	6.31	9.40	(2.96)	(0.61)	(3.57)	3.57	$93.56	11.16%	0.56%	3.73%	35%	$302,578
2010	$72.77	3.03	8.36	11.39	(2.99)	(3.42)	(6.41)	6.41	$84.16	15.65%	0.57%	4.03%	34%	$260,527
2009	$66.48	2.94	3.35	6.29	(3.45)	(2.57)	(6.02)	6.02	$72.77	9.46%	0.57%	4.21%	35%	$181,242
2008	$61.06	2.84	2.58	5.42	(2.70)	(1.18)	(3.88)	3.88	$66.48	8.88%	0.57%	4.33%	58%	$226,872
2007	$59.03	2.78	(0.75)	2.03	(2.62)	(0.29)	(2.91)	2.91	$61.06	3.44%	0.57%	4.68%	49%	$199,658
Advisor Class
2011	$81.76	2.80	6.10	8.90	(2.76)	(0.61)	(3.37)	3.37	$90.66	10.89%	0.81%	3.48%	35%	$10,287
2010	$70.88	2.76	8.12	10.88	(2.81)	(3.42)	(6.23)	6.23	$81.76	15.34%	0.82%	3.78%	34%	$11,472
2009	$64.91	2.69	3.28	5.97	(3.27)	(2.57)	(5.84)	5.84	$70.88	9.20%	0.82%	3.96%	35%	$11,823
2008	$59.77	2.63	2.51	5.14	(2.54)	(1.18)	(3.72)	3.72	$64.91	8.60%	0.82%	4.08%	58%	$17,595
2007	$57.93	2.58	(0.74)	1.84	(2.47)	(0.29)	(2.76)	2.76	$59.77	3.18%	0.82%	4.43%	49%	$10,823

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Target Maturities Trust and Shareholders of the Zero Coupon 2020 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Zero Coupon 2020 Fund (one of the three funds in the American Century Target Maturities Trust, hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
November 21, 2011

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services) (2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (asset management firm) (2004 to 2006)	40	None
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
John Freidenrich (1937)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None

(Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief
Administrative Officer, ACC (February 2006 to February 2007); Executive
Vice President, ACC (November 2005 to February 2007). Also serves as:
Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM;
Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007
to present); President, ACS (October 2007 to present); Managing Director,
Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain
ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August
2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century funds
(July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November
2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreement

At a meeting held on June 28, 2011, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

●	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

●	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

●
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

●	data comparing the cost of owning the Fund to the cost of owning similar funds;

●	the Advisor’s compliance policies, procedures, and regulatory experience;

●	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

●	data comparing services provided and charges to other investment management clients of the Advisor; and

●	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

●	constructing and designing the Fund

●	portfolio research and security selection

●	initial capitalization/funding

●	securities trading

●	Fund administration

●	custody of Fund assets

●	daily valuation of the Fund’s portfolio

●	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

●	legal services

●	regulatory and portfolio compliance

●	financial reporting

●	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $1,762,295, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended September 30, 2011.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Target Maturities Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-73690   1111

ANNUAL REPORT   SEPTEMBER 30, 2011

Zero Coupon 2025 Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Notes to Financial Statements	14
Financial Highlights	18
Report of Independent Registered Public Accounting Firm	19
Management	20
Approval of Management Agreement	23
Additional Information	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended September 30, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance, as well as the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

A Tale of Two Periods, Featuring a Second-Half Rally for Treasuries

Bolstered by recession concerns, a flight to quality, and the biggest quarterly U.S. Treasury market rally since the fourth quarter of 2008, U.S. government bonds (including zero-coupon securities) outperformed for the 12 months ended September 30, 2011, significantly exceeding broad equity index returns.

The 12-month picture was really a tale of two dramatically different periods. An initial six-month stretch of increased risk-taking by investors—inspired by economic stimulus, optimism, and recovery—switched over the late spring and summer of 2011 into a subsequent period of anti-risk retrenchment.

Investors’ risk tolerance reversed as recession fears re-emerged. A full-blown flight to safety ensued by mid-summer, sending U.S. Treasury yields to record lows, boosting the U.S. dollar, and undermining stock prices, both domestically and abroad. By September 30, the financial markets had priced in recessionary expectations.

Fundamental signs of economic resilience remained, however, particularly in corporate earnings, with potentially more monetary and fiscal stimuli on the way. The Federal Reserve resurrected “Operation Twist,” an attempt to further lower long-term interest rates, and the Obama administration worked to implement job-creation legislation.

We don’t think there will be a double-dip recession, but we do believe we face a period of slow, sub-par economic growth, with the likelihood of continued lower-than-average interest rates. It’s important to recognize, however, that the magnitude of the Treasury rally over the six months ended September 30, 2011, is unlikely to be repeated in coming months. We appreciate your continued trust in us during these uncertain times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Optimism Faded as Economy Weakened

The 12-month period between October 1, 2010, and September 30, 2011, began on a fairly upbeat note. In an attempt to boost the money supply and economic growth, the Federal Reserve (the Fed) launched its second round of quantitative easing (QE2), a strategy in which the Fed bought U.S. government securities. In addition, Congress voted to extend the prevailing income tax rates for two years, putting an end to tax-policy uncertainty that had gripped the financial markets.

The early optimism began eroding in 2011, however, as QE2 ended, and as rising food and fuel prices, manufacturing disruptions stemming from the earthquake in Japan, and mounting debt problems in Europe constrained global economic growth. In the U.S., the jobless rate remained high, the housing market remained depressed, and consumer confidence waned.

In late July, a contentious battle erupted over raising the U.S. debt ceiling. While an eventual agreement prevented a feared default, the process led to Standard & Poor’s downgrading U.S. long-term debt for the first time. Meanwhile, with economic conditions deteriorating, the Fed resurrected a stimulus strategy last used 50 years ago. With “Operation Twist,” the Fed will rebalance its securities portfolio in an attempt to reduce longer-term interest rates and keep shorter-term rates low. The Fed also committed to holding its federal funds rate target in a range of 0% to 0.25% until mid-2013.

Treasury Market Rallied

As the economy weakened, European sovereign-debt problems worsened, and fear and uncertainty escalated, investors inundated the safe-haven U.S. Treasury market. Treasury yields declined across the board, pushing prices and total returns upward. The rally was particularly strong among long-term Treasuries, as evidenced by total returns of 19.89% for the 30-year bond and 9.31% for the 10-year note for the 12-month period (Barclays Capital U.S. Treasury Bellwethers), compared with 5.97% for the Treasury market as a whole (Barclays Capital U.S. Treasury Bond Index). Credit-sensitive, higher-risk bonds underperformed Treasuries for the period, falling out of investor favor as the flight to quality gathered momentum.

Zero-Coupon Treasury Total Returns
For the 12 months ended September 30, 2011
11/15/2015 STRIPS Issue	4.12%
11/15/2020 STRIPS Issue	11.57%
11/15/2025 STRIPS Issue	15.46%

3

Performance

Total Returns as of September 30, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BTTRX	15.12%	10.18%	9.68%	9.65%	2/15/96
Fund Benchmark(1)	—	15.46%	11.53%	10.34%	10.42%(2)	—
BofA Merrill Lynch 10+ Year U.S. Treasury Index	—	16.52%	10.59%	8.47%	8.53%(2)	—
Advisor Class	ACTVX	14.80%	9.90%	9.40%	8.51%	6/1/98

(1)
The Investor Class benchmark was an 8/15/2025 STRIPS Issue from inception through January 1998, when it was changed to an 11/15/2025 STRIPS Issue. The Advisor Class benchmark has been an 11/15/2025 STRIPS Issue since the class’s inception.

(2)	Since 2/29/96, the date nearest the Investor Class’s inception for which data are available.

Growth of $10,000 Over 10 Years
$10,000 investment made September 30, 2001

Total Annual Fund Operating Expenses
Investor Class	Advisor Class
0.57%	0.82%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Brian Howell, Jim Platz, and Bob Gahagan

Performance Summary

Zero Coupon 2025 returned 15.12%* for the 12 months ended September 30, 2011. By comparison, the portfolio’s benchmark, a coupon-based Treasury STRIPS issue maturing on November 15, 2025, returned 15.46%. The portfolio’s returns are reduced by operating expenses, while benchmark returns are not.

Economic data early in the period suggested the recovery from the Great Recession was intact, despite lingering headwinds from the labor and housing markets. In this environment, riskier segments of the fixed-income market—those offering potentially higher yields and total returns than Treasury securities—generally outperformed Treasuries. As an indication of investors’ preference for risk, in the first six months of the period, high-yield corporate bonds posted a total return of 7.23% (Barclays Capital U.S. Corporate High-Yield Bond Index), outperforming all other fixed-income sectors, including U.S. Treasuries, which returned -2.79% (Barclays Capital U.S. Treasury Bond Index).

Beginning in spring 2011, investors began questioning the sustainability of the economic recovery. Soaring oil prices and the release of weaker manufacturing, spending and other economic data supported these fears, and investors shifted their focus away from risk and toward relative safety. Yields on Treasury securities tumbled, and late in the period the Treasury market experienced its biggest rally since the fourth quarter of 2008. As an example of investor’s renewed preference for safety, in the final six months of the period, high-yield bonds posted a total return of -5.08%, compared with 9.02% for Treasuries, according to Barclays Capital. Similarly, for the entire 12-month period, Treasuries outperformed high-yield bonds and the other major fixed-income sectors.

Overall, sector allocation was the main contributor to the portfolio’s underperformance relative to the benchmark. In particular, allocations to high-quality non-Treasury zero-coupon bonds (zeros) lagged their Treasury STRIPS counterparts. Treasury securities generally outperformed all non-Treasury securities during the period, due to a flight to quality that gathered momentum during the summer months. In absolute terms, the portfolio and its benchmark benefited from the period’s declining interest rate environment. Treasury zeros and other high-quality zeros have a higher degree of interest-rate sensitivity than coupon-paying bonds of similar maturities. In a falling-rate environment, this translates to greater price increases.

*All fund returns referenced in this commentary are for Investor Class shares.

5

Portfolio Strategy

We continued to look for what we believed were attractive relative values among the universe of zeros in which Zero Coupon 2025 invests—primarily Treasury STRIPS, Treasury-equivalent zeros, and, to a lesser degree, government agency zeros. These securities are “stripped” and packaged into their component parts, including the series of coupon payments and the ultimate principal repayment.

We seek to take advantage of spread movements, or changes in yield differences, between Treasury STRIPS and non-Treasury zeros. Spreads widened during the period (Treasury yields decreased and prices increased, relative to yields on non-Treasury securities), due to growing demand for Treasuries in the weakening economic and uncertain market environments. Our positions in non-Treasury zeros detracted slightly from relative performance.

We continue to believe our non-Treasury zeros offer attractive long-term return potential, and we expect these securities will have a favorable impact on the portfolio’s anticipated value at maturity (AVM). By prospectus mandate, we may invest up to 20% of the portfolio’s assets in agency zero-coupon bonds. Our allocation to agency zeros at the end of September 2011 was approximately 11%, compared with 10% at the end of September 2010.

Outlook

We believe weak economic growth and Federal Reserve (Fed) policies should help keep Treasury yields low into 2012. The weak economy, combined with recent action from the Fed to stimulate the economy by pushing longer-term interest rates lower, may lead to continued strong demand for government securities. In this environment, we plan to maintain our focus on identifying the best relative values within the portfolio’s universe of zeros. We actively apply a multi-step process that includes security selection, portfolio construction and attribution analysis, while tracking long-term market trends to help us identify attractively priced securities.

Zero Coupon 2025 is not an asset allocation retirement fund. The date refers to when the bonds will mature. The principal value of the fund is not guaranteed at any time, including at the target date. The fund’s Anticipated Value at Maturity (AVM—see next page), though not guaranteed, provides what we believe is an appropriate estimate of the fund’s value at the target date.

6

Fund Characteristics

SEPTEMBER 30, 2011
Portfolio at a Glance
Anticipated Annual Growth Rate (Investor Class)	2.38%
Weighted Average Maturity Date	10/16/25
Anticipated Value at Maturity (AVM) (Investor Class)(1)	$116.89
(1)See graph below.
Past performance is no guarantee of future results. Even if class shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Types of Investments in Portfolio	% of net assets
Treasury STRIPS	38.2%
REFCORP STRIPS	50.6%
Total Treasuries and Equivalents	88.8%
Government Agency STRIPS	10.8%
Temporary Cash Investments	—(2)
Other Assets and Liabilities	0.4%
(2)Category is less than 0.05% of total net assets.

Share Price vs. Anticipated Value at Maturity (Investor Class)

The top line in the graph represents the class’s Anticipated Value at Maturity (AVM), which fluctuates from day to day based on the fund’s weighted average maturity date. The bottom line represents the class’s historical share price, which is managed to grow over time to reach the class’s AVM. The AVM for other share classes will vary due to differences in fee structure. While this graph demonstrates the class’s expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period(1) 4/1/11 – 9/30/11	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,299.90	$3.17	0.55%
Advisor Class	$1,000	$1,298.10	$4.61	0.80%
Hypothetical
Investor Class	$1,000	$1,022.31	$2.79	0.55%
Advisor Class	$1,000	$1,021.06	$4.05	0.80%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

SEPTEMBER 30, 2011

	Principal Amount	Value
Zero-Coupon U.S. Treasury Securities and Equivalents(1) — 88.8%
REFCORP STRIPS – COUPON, 0.00%, 1/15/24	$ 4,650,000	$ 3,298,129
REFCORP STRIPS – COUPON, 0.00%, 4/15/24	1,560,000	1,094,588
REFCORP STRIPS – COUPON, 0.00%, 7/15/24	6,926,000	4,805,716
REFCORP STRIPS – COUPON, 0.00%, 10/15/24	12,184,000	8,362,245
REFCORP STRIPS – COUPON, 0.00%, 1/15/25	24,097,000	16,357,333
REFCORP STRIPS – COUPON, 0.00%, 4/15/25	23,013,000	15,443,357
REFCORP STRIPS – COUPON, 0.00%, 7/15/25	20,000,000	13,267,501
STRIPS – COUPON, 0.00%, 8/15/25	2,000,000	1,376,968
STRIPS – COUPON, 0.00%, 11/15/25	60,300,000	41,076,662
STRIPS – COUPON, 0.00%, 2/15/26	19,299,000	13,016,847
REFCORP STRIPS – COUPON, 0.00%, 4/15/26	36,041,000	22,921,752
STRIPS – COUPON, 0.00%, 5/15/26	9,991,000	6,671,540
REFCORP STRIPS – COUPON, 0.00%, 7/15/26	29,127,000	18,546,151
STRIPS – COUPON, 0.00%, 8/15/26	7,100,000	4,689,138
STRIPS – PRINCIPAL, 0.00%, 8/15/26	1,000,000	670,297
STRIPS – COUPON, 0.00%, 11/15/26	12,000,000	7,840,932
STRIPS – PRINCIPAL, 0.00%, 11/15/26	5,000,000	3,322,070
TOTAL ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $126,845,968)		182,761,226
Zero-Coupon U.S. Government Agency Securities(1) — 10.8%
FNMA STRIPS – COUPON, 0.00%, 4/8/24	10,000	6,849
TVA STRIPS – COUPON, 0.00%, 5/1/24	1,000,000	666,441
FHLMC STRIPS – COUPON, 0.00%, 9/15/24	42,000	28,199

	Principal Amount/ Shares	Value
FNMA STRIPS – COUPON, 0.00%, 1/15/25	$ 247,000	$ 163,339
FHLMC STRIPS – COUPON, 0.00%, 3/15/25	6,000,000	3,877,374
FHLMC STRIPS – COUPON, 0.00%, 3/15/25	5,342,000	3,479,619
FNMA STRIPS – COUPON, 0.00%, 8/7/25	1,838,000	1,183,121
FHLMC STRIPS – COUPON, 0.00%, 9/15/25	7,162,000	4,584,539
FHLMC STRIPS – COUPON, 0.00%, 9/15/25	5,184,000	3,318,382
TVA STRIPS – COUPON, 0.00%, 11/1/25	1,162,000	721,391
TVA STRIPS – PRINCIPAL, 0.00%, 11/1/25	6,000,000	3,775,644
FNMA STRIPS – COUPON, 0.00%, 1/15/26	841,000	523,074
TOTAL ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES (Cost $16,895,738)		22,327,972
Temporary Cash Investments(2)
SSgA U.S. Government Money Market Fund (Cost $92,560)	92,560	92,560
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $143,834,266)		205,181,758
OTHER ASSETS AND LIABILITIES — 0.4%		741,847
TOTAL NET ASSETS — 100.0%		$205,923,605

Notes to Schedule of Investments

Equivalent = Security whose principal payments are secured by the U.S. Treasury
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
REFCORP = Resolution Funding Corporation
STRIPS = Separate Trading of Registered Interest and
Principal of Securities
TVA = Tennessee Valley Authority

(1)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.
(2)	Category is less than 0.05% of total net assets.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

SEPTEMBER 30, 2011
Assets
Investment securities, at value (cost of $143,834,266)	$205,181,758
Receivable for capital shares sold	1,028,122
206,209,880

Liabilities
Payable for capital shares redeemed	195,762
Accrued management fees	88,403
Distribution and service fees payable	2,110
286,275

Net Assets	$205,923,605

Net Assets Consist of:
Capital paid in	$139,748,661
Undistributed net investment income	4,814,422
Undistributed net realized gain	13,030
Net unrealized appreciation	61,347,492
$205,923,605

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$191,764,810	2,288,564	$83.79
Advisor Class	$14,158,795	174,589	$81.10

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED SEPTEMBER 30, 2011
Investment Income (Loss)
Income:
Interest	$7,719,864

Expenses:
Management fees	950,271
Distribution and service fees	16,900
Trustees’ fees and expenses	10,636
977,807

Net investment income (loss)	6,742,057

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	1,647,015
Change in net unrealized appreciation (depreciation) on investments	10,968,656
Net realized and unrealized gain (loss)	12,615,671

Net Increase (Decrease) in Net Assets Resulting from Operations	$19,357,728

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED SEPTEMBER 30, 2011 AND SEPTEMBER 30, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$6,742,057	$7,269,698
Net realized gain (loss)	1,647,015	(900,435)
Change in net unrealized appreciation (depreciation)	10,968,656	27,717,017
Net increase (decrease) in net assets resulting from operations	19,357,728	34,086,280

Distributions to Shareholders
From net investment income:
Investor Class	(7,249,951)	(6,797,350)
Advisor Class	(308,054)	(294,095)
From net realized gains:
Investor Class	—	(12,240,235)
Advisor Class	—	(560,145)
Decrease in net assets from distributions	(7,558,005)	(19,891,825)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(61,504,284)	81,743,249

Net increase (decrease) in net assets	(49,704,561)	95,937,704

Net Assets
Beginning of period	255,628,166	159,690,462
End of period	$205,923,605	$255,628,166

Undistributed net investment income	$4,814,422	$5,630,370

See Notes to Financial Statements.

13

Notes to Financial Statements

SEPTEMBER 30, 2011

1. Organization

American Century Target Maturities Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Zero Coupon 2025 Fund (formerly Target 2025 Fund) (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek the highest return consistent with investment in U.S. Treasury securities. The fund pursues its objective by investing primarily in zero-coupon U.S. Treasury securities and their equivalents, and may invest up to 20% of its assets in AAA-rated zero-coupon U.S. government agency securities. The fund is managed to mature in the year identified in its name and will be liquidated near the end of its maturity year.

The fund is authorized to issue the Investor Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated bid as provided by independent pricing services or at the most recent bid as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated bid as provided by an independent pricing service. Evaluated bid prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts.

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Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Reverse Share Splits — When the fund pays a distribution, the trustees declare a reverse share split that exactly offsets the per-share amount of the distribution. After taking into account the reverse share split, a shareholder reinvesting dividends and capital gain distributions will hold exactly the same number of shares owned prior to the distribution and reverse share split. A shareholder electing to receive dividends in cash will own fewer shares.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2425% to 0.3600% and the rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class and Advisor Class. The effective annual management fee for each class for the year ended September 30, 2011 was 0.55%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for the Advisor Class (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the Advisor Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended September 30, 2011 are detailed in the Statement of Operations.

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Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended September 30, 2011 were $67,971,928 and $137,050,784, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended September 30, 2011		Year ended September 30, 2010
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,521,826	$108,673,772	2,904,945	$187,639,697
Issued in reinvestment of distributions	116,080	6,968,292	356,109	18,090,342
Redeemed	(2,633,866)	(183,049,425)	(1,964,979)	(123,943,788)
Reverse share split	(120,654)	—	(372,348)	—
	(1,116,614)	(67,407,361)	923,727	81,786,251
Advisor Class
Sold	102,825	8,104,284	267,049	17,369,790
Issued in reinvestment of distributions	5,108	297,646	14,393	710,007
Redeemed	(38,082)	(2,498,853)	(283,556)	(18,122,799)
Reverse share split	(5,278)	—	(16,936)	—
	64,573	5,903,077	(19,050)	(43,002)
Net increase (decrease)	(1,052,041)	$(61,504,284)	904,667	$81,743,249

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

●	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

●
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

●	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Zero-Coupon U.S. Treasury Securities and Equivalents	—	$182,761,226	—
Zero-Coupon U.S. Government Agency Securities	—	22,327,972	—
Temporary Cash Investments	$92,560	—	—
Total Value of Investment Securities	$92,560	$205,089,198	—

7. Federal Tax Information

The tax character of distributions paid during the years ended September 30, 2011 and September 30, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$7,558,005	$7,099,702
Long-term capital gains	—	$12,792,123

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$144,747,701
Gross tax appreciation of investments	$60,434,057
Gross tax depreciation of investments	—
Net tax appreciation (depreciation) of investments	$60,434,057
Undistributed ordinary income	$4,814,422
Accumulated long-term gains	$926,465

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended September 30
Per-Share Data											Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations:			Distributions From:			Reverse Share Split	Net Asset Value, End of Period	Total Return(2)	Ratio to Average Net Assets of:		Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
		Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions				Operating Expenses	Net Investment Income (Loss)
Investor Class
2011	$72.79	2.70	8.30	11.00	(3.01)	—	(3.01)	3.01	$83.79	15.12%	0.56%	3.91%	39%	$191,765
2010	$61.25	2.54	9.00	11.54	(2.69)	(4.84)	(7.53)	7.53	$72.79	18.85%	0.57%	4.05%	36%	$247,858
2009	$57.70	2.46	1.09	3.55	(2.97)	—	(2.97)	2.97	$61.25	6.16%	0.57%	4.05%	32%	$152,000
2008	$52.74	2.39	2.57	4.96	(2.89)	—	(2.89)	2.89	$57.70	9.39%	0.57%	4.25%	35%	$233,800
2007	$51.59	2.28	(1.13)	1.15	(2.26)	—	(2.26)	2.26	$52.74	2.25%	0.57%	4.43%	29%	$226,358
Advisor Class
2011	$70.63	2.45	8.02	10.47	(2.85)	—	(2.85)	2.85	$81.10	14.80%	0.81%	3.66%	39%	$14,159
2010	$59.59	2.31	8.73	11.04	(2.54)	(4.84)	(7.38)	7.38	$70.63	18.52%	0.82%	3.80%	36%	$7,770
2009	$56.27	2.25	1.07	3.32	(2.80)	—	(2.80)	2.80	$59.59	5.90%	0.82%	3.80%	32%	$7,691
2008	$51.57	2.20	2.50	4.70	(2.75)	—	(2.75)	2.75	$56.27	9.12%	0.82%	4.00%	35%	$33,366
2007	$50.57	2.11	(1.11)	1.00	(2.13)	—	(2.13)	2.13	$51.57	1.97%	0.82%	4.18%	29%	$28,709

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Target Maturities Trust and
Shareholders of the Zero Coupon 2025 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Zero Coupon 2025 Fund (one of the three funds in the American Century Target Maturities Trust, hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
November 21, 2011

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Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services) (2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (asset management firm) (2004 to 2006)	40	None
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
John Freidenrich (1937)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None

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(Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Approval of Management Agreement

At a meeting held on June 28, 2011, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

●	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

●	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

●
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

●	data comparing the cost of owning the Fund to the cost of owning similar funds;

●	the Advisor’s compliance policies, procedures, and regulatory experience;

●	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

●	data comparing services provided and charges to other investment management clients of the Advisor; and

●	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

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Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

●	constructing and designing the Fund

●	portfolio research and security selection

●	initial capitalization/funding

●	securities trading

●	Fund administration

●	custody of Fund assets

●	daily valuation of the Fund’s portfolio

●	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

●	legal services

●	regulatory and portfolio compliance

●	financial reporting

●	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups

24

of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

25

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

26

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Target Maturities Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-73691   1111

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2010:                    $73,500
FY 2011:                    $72,502

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2010: $0 FY 2011: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2010: $0 FY 2011: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2010:                    $0
FY 2011:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2010:                    $0
FY 2011:                    $0

(d)           All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2010: $0 FY 2011: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2010: $0 FY 2011: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2010:                    $177,950
FY 2011:                    $167,628

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AMERICAN CENTURY TARGET MATURITIES TRUST

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	November 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	November 29, 2011

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	November 29, 2011